___________________________



HENNESSY BALANCED

FUND

___________________________





March 8, 1996



THE HENNESSY FUNDS, INC.
The Courtyard Square
750 Grant Avenue
Suite 100
Novato, California  94945



Telephone:  (800) 966-4354
(FUND INFORMATION)



(800) 261-6950 (ACCOUNT INFORMATION)

        THE HENNESSY FUNDS, INC. is an open end, non-diversified management investment company consisting of a single portfolio, the Hennessy Balanced Fund ("We" or the "Fund"). Our investment objective is capital appreciation and current income.

 HENNESSY BALANCED FUND
__________________________
                                      THESE SECURITIES HAVE NOT
BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


        This Prospectus sets forth concisely the information about the Fund that prospective investors should know before investing.
Please read this Prospectus and retain it for future reference.
Additional information about the Fund has been filed with the Securities and Exchange Commission in the form of a Statement of Additional Information, dated March 8, 1996, which is incorporated by reference in the Prospectus. Copies of the Statement of Additional Information will be provided without charge upon request to the Fund at the above address or telephone number.







1.  EXPENSES



    The following information is provided in order to assist you in understanding the various costs and expenses that, as an investor in the Fund, you will bear directly or indirectly. It should not be considered to be a representation of past or future expenses. Actual expenses may be greater or lesser than those shown. "Annual Operating Expenses" are based on the estimated amount set forth in the table. The example assumes a 5% annual rate of return pursuant to requirements of the Securities and Exchange Commission. The hypothetical rate of return is not intended to be representative of past or future performance of the Fund.



Shareholder Transaction Expenses

Maximum sales load imposed on purchasesNone    Maximum sales
load imposed on reinvested dividendsNone    Deferred sales
loadNone    Redemption feeNone (1) Exchange feeNone





Annual Operating Expenses (as a percentage of average net assets)

Management fees (after fee waivers)0.10%(2)
12b-1 fees  0.75% (2)
Other expenses 1.05%
Total fund operating expenses (after fee waivers) 1.90% (2)



    (1)     A fee of $10.00 is charged for each wire redemption.

    (2) The maximum management fee is 0.85% per annum of the Fund's average net assets. The investment adviser to the Fund has voluntarily agreed to waive its management fee to the extent necessary to ensure that combined management fees and 12b-1 fees do not exceed 0.85% per annum of the Fund's average net assets.
The maximum level of distribution expenses is 0.75% per annum of the Fund's average net assets. See "Purchases" for further information. The distribution expenses for long-term shareholders may total more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge. Absent fee waivers, total fund operating expenses would be 2.65% per annum of the Fund's average net assets.


Example


You would pay the following expenses on a $1,000 investment, assuming (1) a 5% annual return and (2) redemption at the end of each time period:

        1 Year  $19             3 Years $60


2.  OUR INVESTMENT STRATEGY



    Our investment objective is capital appreciation and current income. We utilize a conservative investment strategy which results in our continuously investing approximately one-half of our portfolio in U.S. Treasury securities having a remaining maturity of approximately 1 year and the other half of our portfolio in the ten highest yielding common stocks in the Dow Jones Industrial Average ("DJIA").1 By utilizing this investment strategy, we seek to achieve total returns that in the long run will be substantially similar to that of the DJIA but with less risk and volatility.



   Around the first and fifteenth of each month, the Adviser will determine the ten highest yielding common stocks in the DJIA.
The Adviser will make this determination by annualizing the last quarterly or semi-annual ordinary dividend declared on each common stock included in the DJIA and dividing the result by the market value of the common stock on the last business day preceding the date of determination. All purchases of common stocks following such determination until the next determination will be of the ten highest yielding common stocks so determined.
 Unless we need to sell common stocks to fund redemption requests as hereinafter discussed, we will hold for approximately one year any common stocks purchased including common stocks that are no longer one of the ten highest yielding common stocks in the DJIA.



       When we purchase common stock, we will also purchase an approximately equal amount of U.S. Treasury securities having a remaining maturity of approximately one year. (U.S. Treasury securities are backed by the full faith and credit of the U.S. Treasury. U.S. Treasury securities differ only in their interest rates, maturities and dates of issuance. Treasury bills have maturities of one year or less. Treasury notes have maturities of one to ten years and Treasury bonds generally have maturities of greater than ten years at the date of issuance.) Consequently approximately half of our portfolio will at all times consist of U.S. Treasury securities.



     We rebalance our stock investments after they have been held for one year. Any stock which is no longer one of the ten highest yielding common stocks will be sold and replaced with stocks which are. Additionally a portion of the stocks which remain in the portfolio may be sold such that after the rebalancing is completed, the rebalanced portion of our portfolio will consist of 50% U.S. Treasury securities and 50% of the ten highest yielding common stocks in the DJIA (5% for each common stock). We anticipate rebalancing at the beginning of every month with respect to the portfolio securities purchased one year earlier. For example, a rebalancing effected at the beginning of February will relate to portfolio securities purchased in January of the preceding calendar year.
Rebalancing our common stock investments more frequently would increase transaction costs.



    In an effort to minimize transaction costs, we may accumulate funds and make purchases in larger blocks to avoid odd lot transactions. We will invest such accumulated funds in money market instruments such as U.S. Treasury securities with a remaining maturity of one year or less, repurchase agreements, commercial paper and other cash equivalents rated A-1 or A-2 by Standard & Poor's Corporation ("S&P") or Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's"), including commercial paper master notes (which are demand instruments bearing interest at rates which are fixed to known lending rates and automatically adjusted when such lending rates change) of issuers whose commercial paper is rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's. We may also invest in securities issued by other investment companies that invest in high quality, short-term debt securities (i.e., money market instruments). In addition to the advisory fees and other expenses we bear directly in connection with our own operations, as a shareholder of another investment company, we would bear our pro rata portion of the other investment company's advisory fees and other expenses, and such fees and other expenses will be borne indirectly by our shareholders.


     When funding redemption requests, we will first utilize any accumulated funds described above. If it is necessary for us to sell portfolio securities to meet redemption requests, we will endeavor to obtain approximately one-half of the necessary proceeds from the sale of U.S. Treasury securities and the remainder from the sale of common stocks in proportion to their respective percentages of our total portfolio of common stocks. Again we may vary the percentage of each issue of common stock sold to avoid odd lot transactions thereby reducing total transaction costs.



    Our investment allocations may be affected by the fact that we must meet the diversification requirements of the Internal
Revenue Code and do not concentrate our investments. See "Our Investment Restrictions." Additionally, we will not invest more than 5% of our total assets in the common stock of any issuer that derives more than 15% of its revenue from securities-related activities, which limitation may affect our investment allocations.



3.  OUR INVESTMENT RESTRICTIONS



    We have adopted certain fundamental investment restrictions that may be changed only with the approval of a majority of our outstanding shares including the following restrictions:



    (1) We will not purchase the securities of any issuer if the purchase would cause more than 5% of the value of our total assets to be invested in securities of such issuer (except securities of the U.S. government or any agency or instrumentality thereof), or purchase more than 10% of the outstanding voting securities of any one issuer, except that up to 50% of our total assets may be invested without regard to these limitations. As such we are classified as a non-diversified investment company under the Investment Company
Act of 1940. A non-diversified portfolio may be more volatile than a diversified portfolio.



    (2) We will not invest 25% or more of our total assets at the time of purchase in securities of issuers whose principal business activities are in the same industry.



    A list of our policies and restrictions, both fundamental and nonfundamental, is set forth in the Statement of Additional Information. In order to provide a degree of flexibility, our investment objective, as well as other policies which are not deemed fundamental, may be modified by our Board of Directors without shareholder approval. Any change in our investment objective may result in our having an investment objective different from the investment objective which a shareholder considered appropriate at the time of investment in the Fund. However we will not change our investment objective without sending written notice to shareholders at least 30 days in advance of any such change.



4.  REPORTS



    As a shareholder of the Fund you will be provided at least semi-annually with a report showing the Fund's portfolio and other information. Annually, after the close of our June 30 fiscal year, you will be provided with an annual report containing audited financial statements.



    An individual account statement will be sent to you by Firstar Trust Company after each purchase, including reinvestment of dividends or redemption of our shares. You will also receive an annual statement after the end of the calendar year listing all your transactions in our shares during the year and a quarterly statement following the end of each calendar quarter listing year-to-date transactions.

    If you have questions about your account you may call Firstar Trust Company at (800) 261-6950. If you have general questions about the Fund or want more information, you may call us at
(800) 966-4354 or write to us at THE HENNESSY FUNDS, INC., The Courtyard Square, 750 Grant Avenue, Suite 100, Novato,
California  94945, Attention:  Corporate Secretary.



5.  OUR MANAGEMENT



    As a Maryland corporation, our business and affairs are managed by our Board of Directors. We have entered into an investment advisory agreement (the "Agreement") with The Hennessy Management Co., L.P. (the "Adviser"), The Courtyard Square, 750 Grant Avenue, Suite 100, Novato, California 94945, under which the Adviser furnishes continuous investment advisory services and management to us. The Adviser is a California limited partnership organized on October 24, 1995 for the purpose of becoming our investment adviser. The general partner of the Adviser is Edward J. Hennessy, Incorporated ("Hennessy").
 Hennessy is a registered broker-dealer and investment adviser. Hennessy was organized in 1989 and is controlled by Neil J. Hennessy, who is a director and the President of Hennessy. Neither the Adviser nor Hennessy have prior experience managing the investment portfolio of a registered investment company. Hennessy, however, has served as a general partner of investment partnerships which invest substantially all of their assets in the ten highest yielding common stocks of the DJIA.



    Neil J. Hennessy is primarily responsible for the day-to-day management of our investment portfolio. He has held this responsibility since we commenced operations. Mr. Hennessy also has served as our President and a member of our Board of Directors since our organization. Mr. Hennessy has been President of Hennessy since 1989.



    The Adviser supervises and manages our investment portfolio and, subject to such policies as our Board of Directors may determine, directs the purchase or sale of investment securities in the day-to-day management of the Fund. Under the Agreement, the Adviser, at its own expense and without separate reimbursement from us, furnishes office space and all necessary office facilities, equipment and executive personnel for managing the Fund and maintaining our organization; bears all of our sales and promotional expenses, other than expenses incurred in complying with the laws regulating the issue or sale of securities; and pays salaries and fees of all of our officers and directors (except the fees paid to our disinterested directors as such term is defined under the Investment Company Act of 1940). For the foregoing, the Adviser receives a monthly fee at the annual rate of 0.85% of the daily net assets of the Fund. The rate of the annual advisory fee is higher than that paid by most mutual funds.



    We have adopted a Rule 12b-1 Plan (the "Plan") which authorizes payments by us in connection with the distribution of our shares at an annual rate, as determined from time to time by our Board of Directors, of up to 0.75% of the Fund's average daily net assets. Payments made pursuant to the Plan may only be used to pay distribution expenses actually incurred.
Payments incurred in one plan year may be carried over into future plan years. Amounts paid under the Plan by us may be spent on any activities or expenses primarily intended to result in the sale of our shares, including but not limited to, advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature. The Plan permits us to employ a distributor of its shares, in which event payments under the Plan will be made to the distributor and may be spent by the distributor on any activities or expenses primarily intended to result in the sale of our shares, including but not limited to, compensation to, and expenses (including overhead and telephone expenses) of, employees of the distributor who engage in or support distribution of our shares, printing of prospectuses and reports for other than existing shareholders, advertising and preparation and distribution of sales literature. Allocation of overhead (rent, utilities, etc.) and salaries will be based on the percentage of utilization in, and time devoted to, distribution activities. Initially all payments under the Plan will be made to the Adviser who as indicated above directly bears all sales and promotional expenses of the Fund, other than expenses incurred in complying with laws regulating the issue or sale of securities. (We indirectly bear sales and promotional expenses to the extent we make payments under the Plan.) The Adviser has voluntarily agreed to waive its investment advisory fee to the extent necessary to ensure that combined investment advisory fees and 12b-1 fees do not exceed 0.85% of the Fund's average net assets. The Adviser has entered into an agreement with Hennessy pursuant to which it will pay Hennessy an amount equal to 1% of the net asset value of all our shares sold other than shares sold pursuant to dividend reinvestments. This agreement provides that Hennessy must repay any such fees with respect to shares redeemed within one month after the date of the original purchase other than shares redeemed as a result of the death or disability of the shareholder. Such payments to Hennessy are a permitted expenditure under the Plan.



    We will pay all of our expenses not assumed by the Adviser, including, but not limited to, the costs of preparing and printing our registration statements required under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments thereto, the expenses of registering our shares with the Securities and Exchange Commission and in the various states, the printing and distribution cost of prospectuses mailed to existing shareholders, the cost of director and officer liability insurance, reports to shareholders, reports to government authorities and proxy statements, interest charges, brokerage commissions, and expenses incurred in connection with portfolio transactions. We will also pay the fees of our directors who are not officers, salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, fees and expenses of any custodian or trustees having custody of our assets, expenses of calculating the net asset value and repurchasing and redeeming shares, and charges and expenses of dividend disbursing agents, registrars, and share transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems relating thereto.




    We also have entered into an administration agreement (the "Administration Agreement") with Firstar Trust Company (the "Administrator"), 615 East Michigan Street, Milwaukee, Wisconsin 53202. Under the Administration Agreement, the Administrator maintains the books, accounts and other documents required by the Act, responds to shareholder inquiries, prepares our financial statements and tax returns, prepares certain reports and filings with the Securities and Exchange Commission and with state Blue Sky authorities, furnishes statistical and research data, clerical, accounting and bookkeeping services and stationery and office supplies, keeps and maintains our financial and accounting records and generally assists in all aspects of our operations. The Administrator, at its own expense and without reimbursement from us, furnishes office space and all necessary office facilities, equipment and executive personnel for performing the services required to be performed by it under the Administration Agreement. For the foregoing, the Administrator receives from us a fee, paid monthly, at an annual rate of .05% of the first $100,000,000 of our average net assets, .04% of the next $400,000,000 of our average net assets, and .03% of our net assets in excess of $500,000,000. Notwithstanding the foregoing, the Administrator's minimum annual fee is $30,000.



    Firstar Trust Company also provides custodial, transfer agency and accounting services for us. Information regarding the fees payable by us to Firstar Trust Company for these services is provided in the Statement of Additional Information.



6.  HOW WE DETERMINE OUR SHARE PRICE



    Our net asset value (or "price") per share is determined by dividing the total value of our investments and other assets less any liabilities, by the number of our outstanding shares. The net asset value per share is determined once daily on each day that the New York Stock Exchange is open, as of the close of regular trading on the Exchange (normally 3:00 p.m. Central time). Purchase orders for our shares accepted or shares tendered for redemption prior to the close of regular trading on a day the New York Stock Exchange is open for trading will be valued as of the close of trading, and purchase orders accepted and shares tendered for redemption after that time will be valued as of the close of regular trading on the next trading day.



    Our common stock investments are valued at the last quoted sales price on the day the valuation is made utilizing price information taken from the New York Stock Exchange where the security is primarily traded. Securities which are not traded on the valuation date are valued at the most recent bid prices. Debt securities are valued at the latest bid prices furnished by independent pricing services. Other assets are valued at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Board of Directors of the Fund. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.



7.  PURCHASING SHARES



    BY MAIL. Please complete and sign the New Account Application form included with this Prospectus and send it, together with your check or money order ($1,000 minimum), made payable to Hennessy Balanced Fund, TO: THE HENNESSY FUNDS, INC., c/o
Firstar Trust Company, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. Note: A different procedure is used for establishing Individual Retirement Accounts. Please call
Firstar Trust Company at (800) 261-6950 for details. All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash will be accepted. Firstar Trust Company will charge a $20 fee against a shareholder's account for any check returned to it for insufficient funds. The shareholder will also be responsible for any losses suffered by us as a result.



    BY OVERNIGHT OR EXPRESS MAIL. Please use the following address to insure proper delivery: Firstar Trust Company, Mutual Fund Services, 3rd Floor, 615 East Michigan Street,
Milwaukee, Wisconsin  53202.



    BY WIRE. To establish a new account by wire please first call Firstar Trust Company, (800) 261-6950, to advise it of the investment and the dollar amount. This will ensure prompt and accurate handling of your investment. A completed New Account Application form must also be sent to us at the address above immediately after your investment is made so the necessary remaining information can be recorded to your account. Your purchase request should be wired through the Federal Reserve
Bank as follows:



                Firstar Bank Milwaukee, N.A.
                777 East Wisconsin Avenue
                Milwaukee, Wisconsin  53202
                ABA Number 075000022
                For credit to Firstar Trust M.F.S.
                Account Number 112-952-137
                For further credit to Hennessy Balanced Fund
                (Your account name and account number)



    ADDITIONAL INVESTMENTS. You may add to your account at any time by purchasing shares by mail (minimum $100) or by wire (minimum $100) according to the aforementioned wiring instructions. You must notify Firstar Trust Company at (800) 261-6950 prior to sending your wire. A remittance form which is attached to your individual account statement should accompany any investments made through the mail, when possible. All purchase requests must include your account registration number in order to assure that your funds are credited properly.



    BY TELEPHONE. By using our telephone purchase option you may move money from your bank account to your Fund account at your request. Only bank accounts held at domestic financial institutions that are Automated Clearing House (ACH) members may be used for telephone transactions. To have our shares purchased at the net asset value determined as of the close of regular trading on a given date, Firstar Trust Company must receive both your purchase order and payment by Electronic Funds Transfer through the ACH System before the close of regular trading on such date. Most transfers are completed within three business days. You may not use telephone transactions for initial purchases of our shares. The minimum amount that can be transferred by telephone is $100.

    AUTOMATIC INVESTMENT. If you choose the Automatic Investment option, you may move money from your bank account to your Fund account on the schedule (e.g., monthly, bimonthly (every other month), quarterly or yearly) you select and may be in any amount subject to a $100 minimum. You may establish this option and the telephone purchase option by completing the appropriate section of the New Account Application. Please call Firstar Trust Company at (800) 261-6950 if you have questions. Please wait three weeks before using the service.



    You pay no sales commissions when you purchase our shares, so all of your investment is used to purchase shares. All shares purchased will be credited to your account and confirmed by a statement mailed to your address. We do not issue stock certificates for shares purchased. Since certificates are not issued, you are relieved of the responsibility for safekeeping of certificates and the need to deliver them upon redemption.
You may also invest in the Fund by purchasing shares through a registered broker-dealer, who may charge you a fee, either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to us or the Adviser. You will not be charged a fee when you purchase our shares through Hennessy. We may accept telephone orders from broker-dealers who we have previously approved. It is the responsibility of the registered broker-dealer to promptly remit purchase and redemption orders to Firstar Trust Company.



    ALL APPLICATIONS ARE SUBJECT TO ACCEPTANCE BY US, AND ARE NOT BINDING UNTIL SO ACCEPTED. WE RESERVE THE RIGHT TO REJECT APPLICATIONS IN WHOLE OR IN PART. The minimum purchase amounts set forth above are subject to change at any time and may be waived for purchases by retirement plans, or the Adviser's or Hennessy's employees and their family members. You will be advised at least 30 days in advance of any increases in such minimum amounts and our prospectus will be appropriately supplemented. Applications without Social Security or Tax Identification numbers will not be accepted.



8.  REDEMPTIONS



    At any time during normal business hours you may request us to redeem your shares in whole or in part. Written redemption requests must be directed to THE HENNESSY FUNDS, INC., c/o
Firstar Trust Company, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. If a redemption request is inadvertently sent to us at our corporate address, it will be forwarded to Firstar Trust Company, but the effective date of redemption will be delayed until the request is received by Firstar Trust Company.
Requests for redemption which are subject to any special conditions or which specify an effective date other than as provided herein cannot be honored.



    A redemption request must be received in "Good Order" by Firstar Trust Company for the request to be processed. "Good
Order"  means the request for redemption must include:



_   Your letter of instruction specifying our name and either the number of shares or the dollar amount of shares to be redeemed. The letter of instruction must be signed by all registered shareholders exactly as the shares are registered and must include your account registration number and the additional requirements listed below that apply to the particular account.



Type of Registration    Requirements

Individual, Joint Tenants, Sole Proprietorship, Custodial
(Uniform Gift To Minors Act), General Partners Redemption request signed by all person(s) required to sign for the account, exactly as it is registered.

Corporations, Associations      Redemption request and a corporate
resolution, signed by person(s) required to sign for the account, accompanied by signature guarantee(s).

Trusts Redemption request signed by the trustee(s), with a signature guarantee. (If the Trustee's name is not registered on the account, a copy of the trust document certified within the last 60 days is also required).





_       Signature guarantees if proceeds of redemption are to be sent by wire transfer, to a person other than the registered holder, to an address other than the address of record, and if a redemption request includes a change of address. Transfers of shares also require signature guarantees. Signature guarantees may be obtained from any commercial bank or trust company in the United States or a member of the New York Stock Exchange and some savings and loan associations.



If you have an IRA, you must indicate on your redemption request whether or not to withhold federal income tax. Redemption requests not indicating an election to have federal tax withheld will be subject to withholding. If you are uncertain of the redemption requirements, please contact, in advance, Firstar Trust Company.



    The redemption price is the next determined net asset value after Firstar Trust Company receives a redemption request in "Good Order". The amount paid will depend on the market value of the investments in our portfolio at the time of determination of net asset value, and may be more or less than the cost of the shares redeemed. Payment for shares redeemed will be mailed to you typically within one or two days, but no later than the seventh day after receipt by Firstar Trust Company of the redemption request in "Good Order" unless we are requested to redeem shares for which we have not yet received good payment (e.g. cash, bank money order or certified check on a U.S. bank.)
 In such event we may delay the mailing of a redemption check until such time as we have assured ourself that good payment for the purchase price of the shares has been collected which may take up to 12 days or more. Wire transfers may be arranged through Firstar Trust Company, which will assess a $10.00 wiring charge against your account.



    You may redeem our shares by telephone. To redeem shares by telephone, you must check the appropriate box on the New Account Application (as we do not make this feature available to shareholders automatically). Once this feature has been requested, you may redeem shares by phoning Firstar Trust Company at (800) 261-6950 and giving the account name, account number and either the number of shares or the dollar amount to be redeemed. For your protection, you may be asked to give the social security number or tax identification number listed on the account as further verification. Proceeds redeemed by telephone will be mailed or wired only to your address or bank of record as shown on the records of Firstar Trust Company. Telephone redemptions must be in amounts of $1,000 or more. If the proceeds are sent by wire, a $10.00 wire fee will apply.



    In order to arrange for telephone redemptions after a Fund account has been opened or to change the bank, account or address designated to receive redemption proceeds, you must send a written request to Firstar Trust Company. The request must be signed by each registered holder of the account with the signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the New York Stock Exchange or other eligible guarantor institution. Further documentation may be requested from corporations, executors, administrators trustees and guardians.


    We reserve the right to refuse a telephone redemption if we believe it is advisable to do so. Procedures for redeeming our shares by telephone may be modified or terminated by us at any time. Neither the Fund nor Firstar Trust Company will be liable for following instructions for telephone redemption transactions which they reasonably believe to be genuine, provided reasonable procedures are used to confirm the genuineness of the telephone instructions, but may be liable for unauthorized transactions if they fail to follow such procedures. These procedures include requiring you to provide some form of personal identification prior to acting upon your telephone instructions and recording all telephone calls.



    You should be aware that during periods of substantial economic or market change, telephone or wire redemptions may be difficult to implement. If you are unable to contact Firstar Trust Company by telephone, you may redeem shares by delivering the redemption request to Firstar Trust Company by mail as described above.



    If you select our systematic withdrawal option, you may move money automatically from your Fund account to your bank account according to the schedule you select. The systematic withdrawal option may be in any amount subject to a $100 minimum. To select the systematic withdrawal option you must check the appropriate box on the New Account Application.



    We reserve the right to redeem the shares held in any account if at the time of any transfer or redemption of Fund shares in the account, the value of the remaining shares in the account falls below $1,000. You will be notified in writing that the value of your account is less than the minimum and allowed at least 60 days to make an additional investment. The receipt of proceeds from the redemption of shares held in an Individual Retirement Account ("IRA") will constitute a taxable distribution of benefits from the IRA unless a qualifying rollover contribution is made. Involuntary redemptions will not be made because the value of shares in an account falls below $1,000 solely because of a decline in our net asset value.



    Your right to redeem our shares will be suspended and your right to payment postponed for more than seven days for any period during which the New York Stock Exchange is closed because of financial conditions or any other extraordinary reason and may be suspended for any period during which (a) trading on the New York Stock Exchange is restricted pursuant to rules and regulations of the Securities and Exchange Commission,
(b) the Securities and Exchange Commission has by order permitted such suspension or (c) such emergency, as defined by rules and regulations of the Securities and Exchange Commission, exists as a result of which it is not reasonably practicable for the Fund to dispose of its securities or fairly to determine the value of its net assets.



9.  DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES



    We intend to distribute quarterly in March, June, September and December any net investment income and annually in December any net realized capital gains to shareholders. Dividend and capital gains distributions may be automatically reinvested or received in cash.



    We intend to continue to qualify for taxation as a "regulated investment company" under the Internal Revenue Code so that we will not be subject to federal income tax to the extent our income is distributed to shareholders. Dividends paid by us from net investment income and net short-term capital gains, whether received in cash or reinvested in additional shares, will be taxable to shareholders as ordinary income.
Distributions paid by us from long-term capital gains, whether received in cash or reinvested in additional shares, are taxable as long-term capital gains, regardless of the length of time you have owned our shares. Capital gains distributions are made when we realize net capital gains on sales of portfolio securities during the year. We do not seek to realize any particular amount of capital gains during a year; rather, realized gains are a by-product of portfolio management activities. Consequently, capital gains distributions may be expected to vary considerably from year to year; there will be no capital gains distributions in years when we realize net capital losses.



    Note that if you accept capital gains distributions in cash, instead of reinvesting them in additional shares, you are in effect reducing the capital at work for you in the Fund. Also, keep in mind that if you purchase our shares shortly before the record date for a dividend or capital gains distribution, a portion of your investment will be returned to you as a taxable distribution, regardless of whether you are reinvesting your distributions or receiving them in cash.



    We will notify you annually as to the tax status of dividend and capital gains distributions paid by the Fund. A sale or redemption of our shares is a taxable event and may result in a capital gain or loss. Dividend distributions, capital gains distributions, and capital gains or losses from redemptions may be subject to state and local taxes.



    We are required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on your New Account Application your proper Social Security or Taxpayer Identification Number and by certifying that you are not subject to backup withholding.



     The tax discussion set forth above is included for general information purposes only. Prospective investors should consult their own tax advisers concerning the tax consequences of an investment in the Fund.



10.  DIVIDEND REINVESTMENT



     You may elect to have all income dividends and capital gains distributions reinvested in our shares or paid in cash, or to have capital gains distributions reinvested and income dividends paid in cash. Please refer to the New Account Application form accompanying this Prospectus for further information. If you do not specify an election, all dividends and capital gains distributions will automatically be reinvested in full and fractional shares of the Fund calculated to the nearest 1,000th of a share. Shares are purchased at the net asset value in effect on the business day after the dividend record date and are credited to your account on the dividend payment date. Cash dividends are also paid on such date. You will be advised of the number of shares purchased and the price following each reinvestment. An election to reinvest or receive dividends and distributions in cash will apply to all our shares registered in your name, including those previously purchased. See
"DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES" for a discussion of certain tax consequences.



     You may change an election at any time by notifying us in writing. If such a notice is received between a dividend declaration date and payment date, it will become effective on the day following the payment date. We may modify or terminate our dividend reinvestment program at any time on thirty days' notice to participants.



11.  RETIREMENT PLANS



     We offer the following retirement plans that may fit your needs and allow you to shelter some of your income from taxes:



_       INDIVIDUAL RETIREMENT ACCOUNT ("IRA").  Individual
shareholders may establish their own tax-deferred IRA. Earnings on amounts held in the IRA are not taxed until withdrawal.



_       SIMPLIFIED EMPLOYEE PENSION PLAN (SEP/IRA).  The SEP/IRA is a
pension plan in which both the employer and the employee may contribute to an IRA. The SEP/IRA is also available to self-employed individuals.



     Contact us for complete information kits, including forms, concerning the above plans, their benefits, provisions and fees.
 Consultation with a competent financial and tax adviser regarding these plans is recommended.



12.  BROKERAGE TRANSACTIONS



     The Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of our portfolio securities. In placing purchase and sale orders for us, it is the policy of the Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided.



     The Agreement permits the Adviser to cause us to pay a broker which provides brokerage and research services to the Adviser a commission for effecting securities transactions in excess of the amount another broker would have charged for executing the transaction, provided the Adviser believes this to be in our best interests. Although we do not initially intend to market our shares through intermediary broker-dealers, we may place portfolio orders with broker-dealers who recommend the purchase of our shares to clients if the Adviser believes the commissions and transaction quality are comparable to that available from other brokers and allocate portfolio brokerage on that basis.
We may place portfolio orders with Hennessy if the quality of the transaction and the commissions are comparable to what they would be with other qualified brokerage firms.



13.  GENERAL INFORMATION



     We are organized as a Maryland corporation. Our Articles of Incorporation permit our Board of Directors to issue 500,000,000 shares of common stock, with a $.0001 par value. Our Board of Directors has the power to designate one or more classes ("series") of shares of common stock and to classify or reclassify any unissued shares with respect to such series. Currently we are offering one class of shares.



     Our shares are fully paid and non-assessable; have no preference as to conversion, exchange, dividends, retirement or other features; and have no preemptive rights. Our shares have non-cumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they so choose.



     Annual meetings of shareholders will not be held except as required by the Investment Company Act of 1940 and other applicable law. An annual meeting will be held to vote on the removal of a Director or Directors of the Fund if requested in writing by the holders of not less than 10% of the outstanding shares of the Fund.



     All of our securities and cash are held by Firstar Trust
Company, which also serves as our transfer and dividend disbursing agent. KPMG Peat Marwick LLP serves as our independent accountants and will audit our financial statements annually. We are not involved in any litigation.



14.  PERFORMANCE INFORMATION



     We may provide from time to time in advertisements, reports to shareholders and other communications with shareholders our average annual total return. An average total return refers to the rate of return which, if applied to an initial investment at the beginning of a stated period and compounded over the period, would result in the redeemable value of the investment at the end of the stated period assuming reinvestment of all dividends and distribution and reflecting the effect of all recurring fees. When considering "average" total return figures for periods longer than one year, you should note that our annual total return for any one year in the period might have been greater or less than the average for the entire period. We may use "aggregate" total return figures for various periods, representing the cumulative change in value of an investment in the Fund for a specific period (again reflecting changes in our share price and assuming reinvestment of dividends and distributions).



     We may also compare our performance to other mutual funds with similar investment objectives and to the industry as a whole as reported by Lipper Analytical Services, Inc., Morningstar
OnDisc, Money, Forbes, Business Week and Barron's magazines and
The Wall Street Journal, (Lipper Analytical Services, Inc. and Morningstar OnDisc are independent ranking services that rank mutual funds based upon total return performance.) We may also compare our performance to the DJIA, NASDAQ Composite Index, NASDAQ Industrials Index, Value Line Composite Index, the
Standard & Poor's 500 Stock Index, and the Consumer Price Index.



     Our performance quotations represent our past performance and should not be considered as representative of future results.
The investment return and principal value of an investment in the Fund will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.


Table of Contents

        Page No.                    ______________________________________

1.      EXPENSES        1

2.      OUR INVESTMENT STRATEGY         2       HENNESSY BALANCED

3.      OUR INVESTMENT RESTRICTIONS     3       FUND

4.      REPORTS         3           ______________________________________

5.      OUR MANAGEMENT  4

6.      HOW WE DETERMINE OUR SHARE PRICE        5

7.      PURCHASING SHARES       6

8.      REDEMPTIONS     7

9.      DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES        9

10.     DIVIDEND REINVESTMENT   10

11.     RETIREMENT PLANS        10

12.     BROKERAGE TRANSACTIONS  11

13.     GENERAL INFORMATION     11

14.     PERFORMANCE INFORMATION         11

                No person has been authorized to give any information or to make any representations other than those contained in this
Prospectus and the Statement of Additional Information dated
March 8, 1996, and, if given or made, such information or
representation may not be relied upon as having been authorized by The Hennessy Funds, Inc.  This Prospectus does not constitute an offer to sell securities in any state or jurisdiction in
which such offering may not lawfully be made.
PROSPECTUS   Novato, California March 8, 1996



C:\WP51\DOCS\HENNESSY\663.NEW|03/14/96|37S022|RLT:dkp







1   The Dow Jones Industrial Average is the property of Dow
Jones & Company, Inc. Dow Jones & Company, Inc. is not affiliated with the Fund, The Hennessy Management Co., L.P., the Fund's investment adviser (the "Adviser"), or Edward J. Hennessy, Inc., the general partner to the Adviser. Dow Jones & Company, Inc. has not participated in any way in the creation of the Fund or in the selection of stocks included in the Fund and has not approved any information included herein relating thereto.